EXHIBIT 10.32

INTERCEPT, INC.
2002 ACQUISITIONS STOCK OPTION PLAN

INTERCEPT, INC.
2002 ACQUISITIONS STOCK OPTION PLAN

INTERCEPT, INC.
2002 ACQUISITIONS STOCK OPTION PLAN

ARTICLE 1
DEFINITIONS

As used in this Plan, the following terms have the following meanings unless the context clearly indicates to the contrary:

“Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the shareholders of the Company before such consolidation or merger own less than fifty percent (50%) of the Company’s voting power immediately after such consolidation or merger; or (ii) a sale of all or substantially all of the assets of the Company.

“Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are granted under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means

(i)       with respect to the Company or any subsidiary that employs the recipient of an Option (the “recipient”) or for which such recipient primarily performs services, the commission by the recipient of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), or any act or practice that the Committee shall, in good faith, deem to have resulted in the recipient’s becoming unbondable under the Company’s or the subsidiary’s fidelity bond;

(ii)      the willful engaging by the recipient in misconduct that the Committee deems, in good faith, to be materially injurious to the Company or any subsidiary, monetarily or otherwise, including, but not limited, improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company or any subsidiaries and competing with the Company or its subsidiaries, or soliciting employees, consultants or customers of the Company in violation of law or any employment or other agreement to which the recipient is a party; or

(iii)    the willful and continued failure or habitual neglect by the recipient to perform his or her duties with the Company or the subsidiary substantially in accordance with the operating and personnel policies and procedures of the Company or the subsidiary generally applicable to all their employees. For purposes of this Plan, no act or failure to act by the recipient shall be deemed be “willful” unless done or omitted to be done by recipient not in good faith and without reasonable belief that the recipient’s action or omission was in the best interest of the Company and/or the subsidiary.

Notwithstanding the foregoing, if the recipient has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” then the definition of “Cause” in such agreement shall apply to the recipient in this Plan. Whether “Cause” exists under either (i), (ii) or (iii) in any particular circumstance shall be determined by the Committee.

“Change in Control” means the occurrence of either of the following events:

(i)       A change in the composition of the Board as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)    Had been directors of the Company 24 months before such change; or

(B)    Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months before such change and who were still in office at the time of the election or nomination; or

(ii)      Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than any person who is a shareholder of the Company on or before the Effective Date, by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company.

“Code” means the United States Internal Revenue Code of 1986, including effective date and transition rules (whether or not codified). Any reference in this Plan to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Committee” means a committee of at least two Directors appointed from time to time by the Board, having the duties and authority provided in this Plan in addition to any other authority granted by the Board. In selecting the Committee, the Board shall consider (i) the benefits under Section 162(m) of the Code of having a Committee composed of Outside Directors for certain grants of Options to highly compensated executives, and (ii) the benefits under Rule 16b-3 of having a Committee composed of either the entire Board or a Committee of at least two Directors who are Non-Employee Directors for Options granted to or held by any Section 16 Insider. At any time that the Board shall not have appointed a committee as described above, any reference in this Plan to the Committee means the Board.

“Company” means InterCept, Inc., a Georgia corporation.

“Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any subsidiary of the Company to render such services.

“Effective Date” means April 16, 2002.

“Director” means a member of the Board.

“Employee” means any person who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any subsidiary of the Company. An Officer or Director who meets the foregoing definition is an Employee. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any subsidiary, or any successor. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference in this Plan to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

“Exercise Price” means the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

“Fair Market Value” means, as of any date, the value of a share of Stock determined as follows:

(i)       if the Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of the Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)      if the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Stock on the last market trading day prior to the day of determination; or

(iii)    in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Committee.

“Independent Director” means a Director who is not an Employee of the Company.

“Non-Employee Director” shall have the meaning provided in Rule 16b-3 under the Exchange Act, as the same may be in effect from time to time, or in any successor rule to it, and shall be determined for all purposes under the Plan according to interpretative or “no-action” positions with respect to it issued by the SEC.

“Officer” means a person who constitutes an officer of the Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16, and applicable SEC rules, regulations, and interpretative or “no-action” positions, as the same may be in effect or provided from time to time, and to applicable judicial decisions.

“Option” means an option to purchase Stock granted pursuant to Article 6 of this Plan.

“Optionee” means a person to whom an Option has been granted under this Plan.

“Outside Director” has the meaning provided in Section 162(m) of the Code.

“Permanent and Total Disability” shall have the same meaning as given to that term by Code Section 22(e)(3) and any regulations or rulings promulgated under that Section of the Code.

“Plan” means this 2002 Acquisitions Stock Option Plan of InterCept, Inc.

“Purchasable” shall refer to Stock that may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

“Qualified Domestic Relations Order” shall have the meaning provided in the Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act.

“SEC” means the United States Securities and Exchange Commission.

“Section 16 Insider” means any person who is subject to the provisions of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

“Stock” means the Common Stock, no par value, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

“Stock Option Agreement” means an agreement between the Company and an Optionee under which the Optionee may purchase Stock under this Plan, a sample form of which is attached to this Plan as Exhibit A (which form may be varied by the Committee in granting an Option).

ARTICLE 2
THE PLAN

2.1      Name. This Plan shall be known as the “2002 Acquisitions Stock Option Plan.”

2.2      Purpose. The purpose of the Plan is to advance the interests of the Company, its subsidiaries, and its shareholders by affording certain Employees and Directors of the Company and certain of its subsidiaries, and Consultants to the Company or such subsidiaries, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options is to promote the growth and profitability of the Company and its subsidiaries because the Optionees will be provided with an additional incentive to achieve the Company’s objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

2.3      Effective Date. The Plan shall become effective on April 16, 2002.

ARTICLE 3
PARTICIPANT

The class of persons eligible to participate in the Plan shall consist of all persons (i) who are former employees of, or Consultants to, Internet Billing Company, Ltd., Electronic Payment Exchange, Inc., or their affiliates, (ii) whose participation in the Plan is an inducement essential to their entering into a written employment contract with the Company or a subsidiary of the Company, and (iii) whose participation in the Plan the Committee determines to be in the best interests of the Company.

ARTICLE 4
ADMINISTRATION

4.1      Duties and Powers of the Committee.

(a)      The Plan shall be administered by the Committee. Within the scope of such authority, the Board or the Committee may

(i)      delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code; and/or

(ii)     delegate to a committee of one or more members of the Board who are not Non-employee Directors the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.

The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet by telephone. In administering the Plan, the Committee’s actions and determinations shall be binding on all interested parties.

(b)      The Committee shall have the power to grant Options in accordance with the provisions of the Plan. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options will be granted, the number of shares of Stock subject to each Option, such other matters as are specified in this Plan, and any other terms and conditions of a Stock Option Agreement. To the extent not inconsistent with the provisions of the Plan, the Committee may give an Optionee an election to surrender an Option in exchange for the grant of a new Option d, and shall have the authority to amend or modify an outstanding Stock Option Agreement, or to waive any provision of it, provided that the Optionee consents to such action.

4.2      Interpretation; Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, (i) amending or altering of the Plan and any Options granted under this Plan as may be required to comply with or to conform to any Applicable Laws, and (ii) providing that a Stock Option Agreement may be evidenced and signed in electronic form and that an Option may be exercised and any other notice may be given electronically, in each case in compliance with Applicable Laws.

4.3      No Liability. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option granted under this Plan.

4.4      Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

4.5      Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

ARTICLE 5
SHARES OF STOCK SUBJECT TO PLAN

5.1      Limitations. The maximum number of shares of Stock that may be issued under this Plan shall be 600,000. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan.

5.2      Adjustments upon Changes in Capitalization, Merger or Asset Sale.

(a)      If the Committee determines that any dividend or other distribution (whether in the form of cash, shares of Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, share exchange, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s sole discretion, affects the Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i)      the number and kind of shares of Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in the Plan in Section 5.1);

(ii)     the number and kind of shares of Stock (or other securities or property) subject to outstanding Options; and

(iii)    the grant or exercise price with respect to any Option.

(b)      In the event of any transaction or event described in Section 5.2(a), the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken before the occurrence of such transaction or event and either automatically or upon the Optionee’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option granted or issued under the Plan or to facilitate such transaction or event:

(i)      to provide for either the purchase of any such Option for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or realization of the Optionee’s rights had such Option been currently exercisable or fully vested or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

(ii)     to provide that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option;

(iii)    to provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iv)    to make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, or Options that may be granted in the future; and

(v)     to provide that immediately upon the consummation of such event, such Option shall not be exercisable and shall terminate.

(c)      Subject to Section 5.1, the Committee may, in its sole discretion, include such further provisions and limitations in any Option Agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d)      If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 5.2(d)) for those outstanding under the Plan. If any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Options or does not substitute similar stock awards for those outstanding under the Plan, then

(i)      with respect to Options held by Optionees whose status as an Employee or service provider has not terminated before such event, the vesting of such Options (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days before the closing of the Acquisition (and the Options terminated if not exercised before the closing of such Acquisition), and

(ii)     any other Options outstanding under the Plan shall be terminated if not exercised prior to the closing of the Acquisition.

(e)     The adjustments described in this Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article 5 shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

(f)      The existence of the Plan or any Option shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or that are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

ARTICLE 6
OPTIONS

6.1      Types of Options Granted. The Options granted under this Plan do not qualify as incentive stock options under the Code.

6.2      Option Grant and Agreement. The Options granted under this Plan shall be evidenced by minutes of a meeting or the written consent of the Committee (or its delegate(s) as permitted by Section 4.1(a)) and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option’s duration, time or times of exercise, and exercise price shall be stated in the Stock Option Agreement.

6.3      Exercise Price. The Exercise Price of the Stock subject to each Option shall be determined by the Committee.

6.4      Exercise Period. The period for the exercise of each Option granted under this Plan shall be determined by the Committee.

6.5      Option Exercise.

(a)      Unless otherwise provided in the Stock Option Agreement, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares that have become Purchasable under the provisions of the Option, but not at any time as to fewer than 100 shares unless the remaining shares that have become so Purchasable are fewer than 100 shares.

(b)      An Option shall be exercised by (i) delivery to the Company at its principal office (or, if the Committee so directs, to an administrator designated by the Committee at such administrator’s office) a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with Section 6.5(c).

(c)      Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Optionee by the Committee and where permitted by Applicable Laws:

(i)      by cancellation of indebtedness of the Company to the Optionee;

(ii)     by surrender of shares that either: (1) have been owned by the Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Optionee in the public market;

(iii)    by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid (1) imputation of income under Sections 483 and 1274 of the Code and (2) variable accounting treatment under Financial Accounting Standards Board Interpretation No. 44 to APB No. 25; provided, however, that Optionees who are not Employees or Directors of the Company or any subsidiary shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the shares of Stock being purchased;

(iv)    by waiver of compensation due or accrued to the Optionee for services rendered;

(v)     with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists and the transaction is done in a manner sufficient to avoid variable accounting treatment under Financial Accounting Standards Board Interpretation No. 44 to APB No. 25: (1) through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (2) through a “margin” commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(vi)    by any combination of the foregoing.

(d)      In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise. The Committee may allow Optionees to satisfy a portion of the foregoing withholding tax obligations by electing to have the Company withhold from the shares of Stock to be issued upon exercise of an Option that number of shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have shares withheld for this purpose shall be made in such form and under such conditions as the Committee may deem necessary or advisable.

(e)      The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

6.6      Non-Transferability of Option. Except as otherwise provided by the Committee, no Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee’s guardian or legal representative, should one be appointed).

6.7      Termination of Employment or Service. The Committee shall have the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee’s right to exercise an Option of termination of such Optionee’s employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee’s rights under an Option, or acceleration of the date at which an Option may be exercised in full. Unless a Stock Option Agreement specifically provides otherwise, in the event the recipient of an Option is terminated from his or her employment or other service to the Company or its subsidiaries for Cause, Options, whether vested or unvested, granted to such person shall terminate immediately and shall not thereafter be exercisable.

6.8      Employment Rights. Nothing in the Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate such person’s employment at any time.

6.9      Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Option Agreement). If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.

ARTICLE 7
TERMINATION AND AMENDMENT

7.1      Termination and Amendment. The Board may at any time terminate the Plan, and may at any time and from time to time and in any respect amend the Plan; provided, however, that the Board may not amend the Plan to:

(a)      increase the total number of shares of Stock issuable under the Plan;

(b)      permit Options to be granted to anyone other than the persons specified in Article 3; or

(c)      otherwise materially increase the benefits accruing to the holders of Options under the Plan.

7.2      Effect on Optionee’s Rights. No termination, amendment, or modification of the Plan shall affect adversely the Optionee’s rights under a Stock Option Agreement without the consent of the Optionee or his or her legal representative.

ARTICLE 8
MISCELLANEOUS

8.1      Stock Certificates. The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted under this Plan before fulfillment of all of the following conditions:

(a)      the admission of such shares to listing on all stock exchanges on which the Stock is then listed;

(b)      the completion of any registration or other qualification of such shares that the Committee shall deem necessary or advisable under any Applicable Laws;

(c)      the obtaining of any approval or other clearance from any federal or state governmental agency or body that the Committee shall determine to be necessary or advisable; and

(d)      the lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

Stock certificates issued and delivered to Optionees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to Applicable Laws.

8.2      Relationship to Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its subsidiaries from establishing any other form of incentive or other compensation plan for Employees or Directors of the Company or any of its subsidiaries.

8.3      Replacement or Amended Grants. At the sole discretion of the Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options and grant new Options in substitution for them. No modification of an Option, however, shall adversely affect an Optionee’s rights under a Stock Option Agreement without the consent of the Optionee or his or her legal representative.

8.4      Forfeiture for Solicitation of Customers. During Optionee’s employment with or service to the Company and for a period of twenty-four (24) months following the date of termination of employment or service, Optionee shall not (except on behalf of or with the prior written consent of the Company), on Optionee’s own behalf or in the service or on behalf of others, (i) solicit, divert, or appropriate to or for a competing business, or (ii) attempt to solicit, divert, or appropriate to or for a competing business, any person or entity that was a customer of the Company on the date of termination and with whom Optionee had direct material contact within twelve months of Optionee’s last date of employment or service. If Optionee engages in solicitation of customers as defined above, then Optionee’s rights under any Options outstanding under this Plan shall be forfeited and terminated, subject in each case to a determination to the contrary by the Committee.

8.5      Forfeiture for Solicitation of Employees. During Optionee’s employment with or service to the Company and for a period of twenty-four (24) months following the date of termination of employment or service, Optionee shall not, on Optionee’s own behalf or in the service or on behalf of others, (i) solicit, divert, or hire away, or (ii) attempt to solicit, divert, or hire away any employee of the Company, regardless of whether the employee is full-time or temporary, the employment is pursuant to written agreement, or the employment is for a determined period or is at will. If Optionee engages in solicitation of employees as defined above, then Optionee’s rights under any Options outstanding under this Plan shall be forfeited and terminated, subject in each case to a determination to the contrary by the Committee.

8.6      Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

8.7      Singular, Plural; Gender. Whenever used in this Plan, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

8.8      Headings, etc., No Part of Plan. Headings of Articles and Sections of this Plan are inserted for convenience and reference; they do not constitute part of the Plan.

8.9      Interpretation. With respect to Section 16 Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the administrators of the Plan fails to so comply, it shall be deemed void to the extent permitted by Applicable Laws and deemed advisable by the Committee.

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Exhibit A to
InterCept, Inc.
2002 Acquisitions Stock Option Plan

INTERCEPT, INC.
STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Agreement”) is entered into as of this___________ day of ___________, 2002, by and between InterCept, Inc., a Georgia corporation (the “Company”), and _____________________________________(the “Optionee”).

(1)      Effective as of the date of this Agreement, the Board of Directors of the Company adopted a stock option plan known as the “2002 Acquisitions Stock Option Plan” (the “Plan”).

(2)      The Committee has granted the Optionee a stock option to purchase the number of shares of the Company’s common stock as provided below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company or continue to provide services to the Company.

(3)      The Company’s agreement to grant the stock option provided for herein was an inducement essential to the Optionee’s entering into his or her employment contract with the Company.

(4)      The Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

As an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained in this Agreement, the parties to this Agreement agree as follows:

1.        Incorporation of Plan. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated into this Agreement by reference. A copy of the Plan has been delivered to the Optionee, who acknowledges receipt of the Plan.

2.        Grant of Option. Subject to the terms, restrictions, limitations and conditions stated in this Agreement, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the “Option”) to purchase all or any part of the number of shares of the Company’s Common Stock, no par value (the “Stock”), provided on Schedule A attached to this Agreement and incorporated into this Agreement by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Sections 8, 9, or 10 below.

3.        Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the “Exercise Price”) shall be as specified on Schedule A.

4.        Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. If

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this Option is not exercised with respect to all or any part of the shares subject to this Option before it expires, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

5.        Option Non-Transferable. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee’s guardian or legal representative, should one be appointed).

6.        Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee’s administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached to this Plan as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified below to the attention of the Chief Financial Officer or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock that the Optionee or the Optionee’s administrators, executors or personal representatives, as the case may be, then elects to purchase under this Plan, (b) contain such information as may be reasonably required pursuant to Section 12 below, and (c) as authorized by the Committee, be accompanied by a form of payment permitted under the Plan of the Exercise Price for the shares of stock being purchased. Upon receipt of any such notice and accompanying payment, and subject to the terms of this Agreement, the Company agrees to issue to the Optionee or the Optionee’s administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

7.        Adjustment in Option. The number of shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

8.        Termination of Employment.

(a)      Except as otherwise specified in Schedule A to this Agreement, in the event of the termination of the Optionee’s employment with the Company or any of its subsidiaries, other than a termination that is either (i) for Cause, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability or retirement, the Optionee may exercise this Option at any time within 90 days after such termination to the extent of the number of shares that were Purchasable under this Agreement at the date of such termination.

(b)      Except as specified in Schedule A attached to this Agreement, in the event of a termination of the Optionee’s employment that is either (i) for Cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

(c)      Unless and to the extent otherwise provided in Exhibit A to this Agreement, in the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any subsidiary, the Optionee shall continue to have the right to exercise any Options for shares that were Purchasable at the date of the Optionee’s retirement. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an Employee of the Company or one of its subsidiaries.

9.        Disabled Optionee. In the event of termination of employment because of the Optionee’s becoming a Disabled Optionee, the Optionee (or his or her personal representative) may exercise this Option, within a period ending on the earlier of (a) the last day of the one year period following the Optionee’s death or (b) the expiration date of this Option, to the extent of the number of shares that were Purchasable under this Agreement at the date of such termination.

10.     Death of Optionee. Except as otherwise provided in Schedule A with respect to the rights of the Optionee upon termination of employment under Section 8(a) above, in the event of the Optionee’s death while employed by the Company or any of its subsidiaries or within three months after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 above or persons to whom all or a portion of this Option is transferred in accordance with Section 5 above may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee’s death or (b) the expiration date of this Option. If the Optionee was an Employee of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable under this Agreement at the date of death. If the Optionee’s employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option that were Purchasable under this Agreement at the date of such termination.

11.     Date of Grant. This Option was granted by the Board of Directors of the Company on the date provided in Schedule A.

12.     Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

13.     Miscellaneous.

(a)      This Agreement shall be binding upon the parties to it and their representatives, successors and assigns.

(b)      This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

(c)      Any requests or notices to be given under this Agreement shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address provided below and, if to the Company, to the executive offices of the

Company at 3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia 30071 (or to any successor address for the Company’s executive offices reflected in the Company’s filings with the SEC); provided that the Optionee may change his or her address by written notice as provided in this Section 13(c).

(d)      Except as permitted under the Plan, this Agreement may not be modified except in writing executed by each of the parties to it.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Option Agreement to be executed on behalf of the Company, and the Optionee has executed this Stock Option Agreement under seal, all as of the day and year first above written.

INTERCEPT, INC.		OPTIONEE
By:

Name:

	Title:	Address:

SCHEDULE A
TO
STOCK OPTION AGREEMENT
BETWEEN
INTERCEPT, INC.
AND

Dated:____________ __, 2002

1.        Number of Shares Subject to Option: _________ shares.

2.        This Option is not an Incentive Stock Option.

3.        Option Exercise Price: $___________ per share.

4.        Date of Grant:

5.        Option Vesting Schedule:

Check one:

(  )       Options are exercisable with respect to all shares on or after the date hereof

(  )       Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

No. of Shares                                           Vesting Date

6.        Option Exercise Period:

Check One:

(  )       All options expire and are void unless exercised on or before _____________, 20____.

( )       Options expire and are void unless exercised on or before the date indicated next to the number of shares:

No. of Shares                                           Expiration Date

7.        Effect of Termination of Employment of Optionee (if different from that provided in Sections 8, 9 and 10 of the Stock Option Agreement):

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SCHEDULE B

NOTICE OF EXERCISE

The undersigned hereby notifies InterCept, Inc. (the “Company”) of this election to exercise the undersigned’s stock option to purchase __________ shares of the Company’s common stock, no par value (the “Common Stock”), pursuant to the Stock Option Agreement (the “Agreement”) between the undersigned and the Company dated _________ __, 2002. Accompanying this Notice is payment sufficient to pay the Exercise Price for the shares of common stock being purchased in a form permitted by the Company’s 2002 Acquisitions Stock Option Plan.

IN WITNESS WHEREOF, the undersigned has set his or her hand and seal, this __________ day of ___________________ , ________.

OPTIONEE [OR OPTIONEE’S ADMINISTRATOR, EXECUTOR OR PERSONAL REPRESENTATIVE]

Name:
Position (if other than Optionee):

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